Exhibit 99.1 JELD-WEN Announces Commencement of Exchange Offer and Consent Solicitation for Outstanding 4.875% Senior Notes due 2027 CHARLOTTE, N.C., Oct. 28, 2026 – JELD-WEN Holding, Inc. (NYSE: JELD) (“JELD-WEN” or the “Company”) today announced that JELD-WEN, Inc. (the “Issuer”) commenced an offer to (x) all Eligible Holders (as defined herein) of the Issuer’s outstanding 4.875% Senior Notes due 2027 (the “Old Notes”) to exchange (the “Exchange Offer”) any and all of the Old Notes for new first lien senior secured notes due 2031 (the “New Notes”) and (y) participants in the Exchange Offer (the “Exchange Offer Participants”) to elect to purchase their applicable Pro Rata Portion (as defined herein) of up to $410.2 million in aggregate principal amount of the New Notes (the “New Money Offer” and, such participants in the New Money Offer, the “New Money Participants” and, in the case of any Eligible Holder that is not a New Money Participant, the “Non-New Money Participants”), in each case, as further described below. Capitalized terms used herein but not defined herein have the meanings assigned in the confidential offering memorandum and consent solicitation statement, dated October 28, 2026 (the “Offering Memorandum”). The following table sets forth the applicable Early Exchange Consideration (as defined herein) and Late Exchange Consideration (as defined herein) to be offered to Eligible Holders of the Old Notes in the Exchange Offer: Title of Series of Old Notes CUSIPs/ISINs Aggregate Principal Amount Outstanding Early Exchange Consideration, if validly tendered at or prior to the Early Exchange Time(1) Late Exchange Consideration, if validly tendered after the Early Exchange Time and at or prior to the Expiration Time(1) 4.875% Senior Notes due 2027 475795 AD2 / US475795AD24 (Rule 144A) U0452A AD9 / USU0452AAD91 (Regulation S) $400,000,000 In the case of New Money Participants(2): $1,000 principal amount of New Notes In the case of Non-New Money Participants(3): $930 principal amount of New Notes For all Exchange Offer Participants: $880 principal amount of New Notes __________________ (1) For each $1,000 principal amount of Old Notes validly tendered (and not validly withdrawn) at or prior to the Early Exchange Time, the Issuer will pay accrued and unpaid interest in cash in addition to the Early Exchange Consideration or Late Exchange Consideration, as applicable, to, but not including, the Early Settlement Date. No consideration will be paid for Consents (as defined herein) in the Consent Solicitation (as defined herein). For a tendering holder entitled to receive the New Notes in a principal amount that is not an integral multiple of $1.00, such amount will be rounded downward to the nearest integral multiple of $1.00. Interest for the New Notes will accrue from the Early Settlement Date. (2) Each Eligible Holder who has (i) provided a New Money Commitment and/or (ii) provided a Backstop Commitment (as defined herein), in each case, with respect to (x) any Old Notes beneficially owned on or prior to September 29, 2026 or (y) any Old Notes acquired or purchased from a Commitment Party on or after September 30, 2026 (together with any Old Notes acquired from a provider of a New Money Commitment that otherwise were beneficially owned on or prior to September 29, 2026, the “Commitment Notes”) (the “Backstop-New Money Participants”) is eligible to receive $1,000 in principal amount of New Notes per $1,000 in principal amount of Old Notes validly tendered (and not validly withdrawn) at or prior to the Early Exchange Time in the Exchange Offer. For any other New Money Participant who is not a Backstop-New Money Participant, only such participants who subscribe for their Pro Rata Portion of the New Money Offer at or prior to the Early Exchange Time and fund their subscribed amount by the Funding Date (as defined herein) (or, with respect to the Backstop Parties, the Backstop Funding Date) are eligible to receive $1,000 in principal amount of New Notes per $1,000 in principal amount of Old Notes validly tendered (and not validly withdrawn) at or prior to the Early Exchange Time in the Exchange Offer. (3) Any Eligible Holder (other than a Backstop-New Money Participant) who either (i) does not subscribe for all of its Pro Rata Portion of the New Money Offer or (ii) does not fund such portion by the Funding Date (or, with respect to a Backstop Party, by the Backstop Funding Date) will only be entitled to receive $930 in principal amount of New Notes per $1,000 in principal amount of Old Notes validly tendered (and not validly withdrawn) at or prior to the Early Exchange Time in the Exchange Offer.

2 In addition, the Issuer is soliciting consents (“Consents”) from Eligible Holders of the Old Notes to adopt certain proposed amendments (the “Proposed Amendments”) to that certain indenture, dated as of December 14, 2017 (as amended, supplemented or otherwise modified from time to time, the “Old Notes Indenture”), governing the Old Notes, to eliminate substantially all of the restrictive covenants and certain of the default and events of default provisions, modify covenants regarding mergers and consolidations, and modify or eliminate certain other provisions set forth therein, including certain provisions relating to defeasance and future guarantors (the “Consent Solicitation”), upon the terms and subject to the conditions set forth in the Offering Memorandum. Certain holders party to the Commitment Letter representing (i) approximately 94.5% of the aggregate principal amount of Old Notes have already agreed to tender their respective Old Notes by the Early Exchange Time of the Exchange Offer and provide their consent to the Proposed Amendments in the Consent Solicitation and (ii) approximately 70.0% of the aggregate principal amount of Old Notes have committed (such commitment, the “Backstop Commitment”) to purchase their respective agreed percentage of up to $410.2 million of New Notes, at a price equal to $1,000 per $1,000 in principal amount of such New Notes, by the Backstop Funding Date, including to the extent such amount is not subscribed for and funded by the Eligible Holders in the New Money Offer, including as a result of failures to fund by any Eligible Holder who fails to deliver all of the Purchase Price (as defined herein) to the Exchange Agent (as defined herein) by the Funding Date. The size of the issuance of the New Notes pursuant to the New Money Offer will be reduced on a dollar-for-dollar basis to the extent that any lender holding Existing Term Loans does not elect to have such loans purchased in the Loans Dutch Auction (as defined herein). Concurrently with the Exchange Offer and the Consent Solicitation, and pursuant to the Commitment Letter, the Issuer commenced a Dutch auction (the “Loans Dutch Auction”) offering each lender holding Existing Term Loans the opportunity to have its Existing Term Loans purchased at a price of (A) 86.00% of the principal amount of such Existing Term Loans in cash (the “Existing Term Loan Purchase”), (B) 100.00% of the principal amount of such Existing Term Loans in New Notes or (C) solely if the Issuer elects in its sole discretion, 100.00% of the principal amount of such Existing Term Loans in new first lien term loans due 2031. Existing Lenders representing approximately 72.2% of the aggregate principal amount of the Existing Term Loans are party to the Commitment Letter and have agreed to participate in the Loans Dutch Auction and to consent to an amendment to the Existing Credit Agreement that would, among other things, (A) permit the transactions contemplated by the Commitment Letter, (B) eliminate substantially all of the restrictive covenants and certain events of default contained in the credit agreement governing the Existing Term Loans and (C) provide for the subordination (in right of payment and lien priority) of the Existing Term Loans to the New Notes. The Exchange Offer and the Consent Solicitation will expire at 5:00 p.m., New York City time, on November 27, 2026, unless extended or terminated earlier (the “Expiration Time”). Subject to the tender acceptance procedures described in the Offering Memorandum, Eligible Holders who validly tender Old Notes by 5:00 p.m., New York City time, on November 10, 2026, unless extended (the “Early Exchange Time”), will receive from the Issuer (i) for each $1,000 principal amount of Old Notes validly tendered (and not validly withdrawn) at or prior to the Early Exchange Time and accepted for exchange, the applicable early exchange consideration set forth in the table above (the “Early Exchange Consideration”) and (ii) for each $1,000 principal amount of Old Notes validly tendered (and not validly withdrawn) after the Early Exchange Time and at or prior

3 to the Expiration Time and accepted for exchange, the late exchange consideration set forth in the table above (the “Late Exchange Consideration”). No consideration will be paid for Consents in the Consent Solicitation. Tenders of Old Notes may be withdrawn and Consents may be revoked prior to the Withdrawal Deadline, but not thereafter, subject to applicable law (or in the case of input error, with respect to the New Money Subscription Form, subject to review and approval by the Issuer and its counsel, and/or at the Issuer’s sole discretion), unless such Withdrawal Deadline is extended by the Issuer at its sole discretion. In order to receive the New Notes in connection with the New Money Offer, each participating Eligible Holder (other than a Backstop Party) (the “Non-Backstop New Money Participant”) is obligated to pay the full purchase price (the “Purchase Price”) related to its Pro Rata Portion of up to $410.2 million in aggregate principal amount of New Notes (the “New Money Notes Issuance”), calculated in accordance with the payment worksheet (the “Payment Worksheet”) included in the New Money Subscription Form attached to the Offering Memorandum and available on the website managed by the Exchange Agent and accessible via this link (https://deals.is.kroll.com/JeldWen), by wire transfer of immediately available funds to the Exchange Agent in accordance with the instructions included in the Payment Worksheet by 5:00 p.m., New York City time, on November 10, 2026, unless extended (such date, the “Funding Date”). “Pro Rata Portion” means, for any Exchange Offer Participant, (i)(x) the aggregate dollar amount of Old Notes tendered for exchange by such Exchange Offer Participant divided by (y) $400.0 million multiplied by (ii) $410.2 million (calculated in the Payment Worksheet as 1.025415 per dollar of principal amount tendered, rounded down to the nearest whole dollar, for each block of Old Notes tendered). Each New Money Participant is entitled to subscribe for its Pro Rata Portion of the New Money Offer but not an amount less than its Pro Rata Portion of the New Money Offer. For the avoidance of doubt, no Eligible Holder can elect to participate in the New Money Offer without participating in full in the Exchange Offer. Each participating Eligible Holder must tender all of the Old Notes it holds. Partial tenders of Old Notes will not be accepted. The Non-Backstop New Money Participants may not receive the full Pro Rata Portion of the New Notes that such Non-Backstop New Money Participants elected to purchase to the extent less than the total Existing Term Loan Purchase option is elected in the Loans Dutch Auction. In such case, such Non-Backstop New Money Participants will receive a refund equal to the shortfall of the applicable amount of the Pro Rata Portion. As described in the Offering Memorandum, each Backstop Party is obligated to fund First Lien Notes as part of the New Money Offer, including the Shortfall, by the Backstop Funding Date communicated in the Backstop Funding Notice at least four (4) business days prior to the Backstop Funding Date. Any Eligible Holder (other than a Backstop-New Money Participant) who either (i) does not subscribe for all of its Pro Rata Portion of the New Money Offer or (ii) does not fund such portion by the Funding Date (or, with respect to a Backstop Party, by the Backstop Funding Date) will only be entitled to receive $930 in principal amount of New Notes per $1,000 in principal amount of Old Notes validly tendered (and not validly withdrawn) at or prior to the Early Exchange Time in the Exchange Offer. The New Notes will bear interest at the Issuer’s election at its sole discretion, either (i) at a rate of 10.500% per annum payable solely in cash, or (ii) at an aggregate rate of 11.500% per annum, of which, at the Issuer’s election at its sole discretion, (x) no less than 9.000% per annum shall

4 be payable in cash and (y) up to 2.500% per annum shall be payable by increasing the outstanding principal amount of one or more outstanding notes representing the New Notes. Interest on the New Notes will be payable semi-annually in arrears. Eligible Holders may not tender their Old Notes pursuant to the Exchange Offer without delivering a Consent with respect to the Old Notes tendered pursuant to the Consent Solicitation, and Eligible Holders may not deliver a Consent pursuant to the Consent Solicitation without tendering the Old Notes pursuant to the Exchange Offer. The consummation of the Exchange Offer, the Consent Solicitation and the New Money Notes Issuance is subject to, and conditioned upon the satisfaction or waiver by the Issuer of, the Financing Conditions and the General Conditions. The Exchange Offer is being made, and the New Notes are being offered and issued (i) in the United States, to holders of Old Notes who are reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A promulgated under the U.S. Securities Act of 1933, as amended (the “Securities Act”)) and (ii) outside the United States, to holders of Old Notes who are persons other than U.S. persons in reliance upon Regulation S promulgated under the Securities Act (such holders in clauses (i) and (ii) collectively, the “Eligible Holders”). Only holders of Old Notes who certify in writing that they are Eligible Holders are authorized to participate in the Exchange Offer, the New Money Offer and the Consent Solicitation. Eligible Holders of the Old Notes are urged to carefully read the entire Offering Memorandum, including the information presented under “Risk Factors,” and “Cautionary Note Regarding Forward-Looking Statements,” and the documents incorporated by reference into the Offering Memorandum, including the Company’s audited consolidated financial statements (and the accompanying notes thereto) included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, the Company’s unaudited condensed consolidated financial statements (and the accompanying notes thereto) included in the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended on March 28, 2026 and June 27, 2026, in each case, as filed with the U.S. Securities and Exchange Commission (the “SEC”), before making any decision with respect to the New Money Offer, the Exchange Offer or the Consent Solicitation. None of the Issuer, Kroll Issuer Services (US), in its capacity as the exchange agent (the “Exchange Agent”) and the information agent (the “Information Agent”), the trustees and notes collateral agent, as applicable, under the indentures governing the Old Notes and the New Notes, or any of their respective affiliates, makes any recommendation as to whether Eligible Holders of Old Notes should participate in the New Money Offer, tender their Old Notes pursuant to the Exchange Offer or deliver Consents pursuant to the Consent Solicitation. Each Eligible Holder must make its own decision as to whether to participate in the New Money Offer and whether to tender its Old Notes and to deliver Consents and, if so, the principal amount of Old Notes as to which action is to be taken. The Exchange Offer, the New Money Offer, the New Notes and related guarantees have not been registered under the Securities Act or any other applicable securities laws and, unless so registered, the New Notes may not be offered, sold, pledged or otherwise transferred within the United States or to, or for the account or benefit of, “U.S. persons” (as defined in Rule 902 under the Securities Act), except in transactions exempt from, or not subject to, the registration requirements of the Securities Act and any other applicable securities laws.

5 Kroll Issuer Services (US) has been appointed as the Exchange Agent and the Information Agent. Questions concerning the Exchange Offer, the New Money Offer and the Consent Solicitation may be directed to the Exchange Agent and the Information Agent, in accordance with the contact details shown on the back cover of the Offering Memorandum. About JELD-WEN Holding, Inc. JELD-WEN Holding, Inc. (NYSE: JELD) is a leading global designer, manufacturer and distributor of high-performance interior and exterior doors, windows, and related building products serving the new construction and repair and remodeling sectors. Based in Charlotte, North Carolina, JELD-WEN operates facilities in 14 countries in North America and Europe and employs approximately 13,900 associates dedicated to bringing beauty and security to the spaces that touch our lives. The JELD-WEN family of brands includes JELD-WEN® worldwide, LaCantina® and VPI™ in North America, and Swedoor® and DANA® in Europe. For more information, visit corporate.JELD-WEN.com or follow us on LinkedIn. Investor Relations Contact: James Armstrong Vice President, Investor Relations 704-378-5731 jarmstrong@jeldwen.com Media Contact: JELD-WEN Holding, Inc. Sarah Bruner Senior Director, Enterprise Communications 980-403-4459 SBruner@jeldwen.com Forward-Looking Statements This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are generally identified by our use of forward-looking terminology, including the terms "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "seek," or "should," and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts are forward-looking statements, including statements about the consummation of the Exchange Offer and Consent Solicitation and the related transactions (the “Transactions”) and the expected benefits therefrom, our business strategies and ability to execute on our plans, market potential, future financial performance and our expectations, beliefs, plans, objectives, prospects, assumptions, or other future events, all of which involve risks and uncertainties that could cause actual results to differ materially. We have based these forward-looking statements on our current expectations, assumptions, estimates, and projections. While we believe these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. Such factors include, but are not limited to, our ability to consummate the Transactions; our ability to execute and realize the expected benefits of the Transactions; the impact of the Transactions on the market price of our securities; litigation, including the outcome of any legal proceedings that may be instituted

6 against us or others relating to the Transactions; diversion of management's attention away from our business on account of the Transactions; our ability to raise additional capital in the future; the risk that an insufficient number of eligible participants participate in the Transactions; our ability to obtain the support and consent of the lenders under our asset-based revolving credit facility to participate in the Transactions; if the Transactions are not consummated, the potential delays and significant costs of alternative transactions, which may not be available to us on acceptable terms, or at all, which in turn may impact our ability to continue as a going concern; the adverse impact of failing to consummate the Transactions or otherwise deleveraging on our financial condition, business prospects and the market price of our securities; and the factors disclosed in our filings with the SEC from time to time, including, without limitation, those factors described in our Annual Report on Form 10-K for the year ended December 31, 2025 and the Quarterly Reports on Form 10-Q filed in 2026. The forward-looking statements included in this release are made as of the date hereof, and we undertake no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law. No Offer or Solicitation This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this press release is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Source: JELD-WEN Holding, Inc.